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     METLIFE INSURANCE COMPANY USA/1/        METROPOLITAN LIFE INSURANCE COMPANY
METLIFE INVESTORS USA SEPARATE ACCOUNT A/1/ METROPOLITAN LIFE SEPARATE ACCOUNT E

          METLIFE INVESTMENT PORTFOLIO ARCHITECT/SM/--STANDARD VERSION
           METLIFE INVESTMENT PORTFOLIO ARCHITECT/SM/--C SHARE OPTION

                     Supplement dated March 2, 2017, to the
                 prospectus dated May 1, 2016 (as supplemented)

This supplement notifies you of the discontinuation of sales of the MetLife Investment Portfolio Architect--Standard Version and MetLife Investment Portfolio Architect--C Share Option variable annuity contracts issued by MetLife Investors USA Insurance Company and Metropolitan Life Insurance Company ("we," "us," or "our"). In addition, as described below, in conjunction with the discontinuation of new sales, the Blueprint Models will no longer be updated, and MetLife Advisers will no longer act as your investment adviser for the purpose of reviewing and updating the Blueprint Models.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC 28277 or call us at (800) 343-8496 to request a free copy.

     1.   DISCONTINUATION OF SALES AND BLUEPRINT MODELS

Effective January 20, 2017, we discontinued sales of the Investment Portfolio Architect variable annuity contract. In conjunction with the discontinuation of sales of the contract, our affiliate MetLife Advisers will not renew its contract with the independent consultant whose recommendations it follows in developing and updating the Blueprint Models, and the Blueprint Models are not expected to be updated in the future. Effective May 1, 2017, MetLife Advisers is no longer acting as investment adviser to the Blueprint Model program and therefore is no longer acting as your investment adviser in any capacity.

There is no change to your contract. You may continue to make additional Purchase Payments to your contract subject to your contract's terms. You will still have all rights and benefits under the contract, and it remains your responsibility to select or change your investment allocations among the Investment Options.

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/1/ You may receive this supplement after March 6, 2017. PLEASE NOTE: on
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March 6, 2017, subject to regulatory approval, MetLife USA Insurance Company intends to change its name to, "Brighthouse Life Insurance Company." In connection with this change, MetLife Investors USA Separate Account A is expected to be renamed, "Brighthouse Separate Account A," and the contracts issued by MetLife Investors USA Insurance Company are expected to be respectively renamed, "Brighthouse Investment Portfolio Architect--Standard Version" and "Brighthouse Investment Portfolio Architect--C Share Option."

                                                                    SUPP-IPA0317

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     2.   INVESTMENT OPTIONS

The sub-section of Investment Options under the heading, "Asset Allocation Program--Blueprint Models" is deleted and replaced in its entirety with the following:

         This program is no longer available. The Blueprint Models were separate asset allocation guidance made available in connection with the contract, at no additional charge to you, to help you allocate your Purchase Payments and Account Value among the available Investment Options. The Blueprint Models were not offered by this prospectus and are not a part of your contract.

         MetLife Advisers, LLC (MetLife Advisers), an investment adviser registered under the Investment Advisers Act of 1940, served as the investment adviser to the asset allocation program, but solely for the purpose of developing and updating the Blueprint Models. MetLife Advisers followed the recommendations of an independent third-party consultant in providing this service.

         As of April 30, 2017, MetLife Advisers no longer updates the Blueprint Models and is no longer investment adviser to the asset allocation program. You do not have to take any action, and the termination of the asset allocation program will not affect Account Value.

         Your Account Value and any subsequent Purchase Payments will continue to be allocated in accordance with the Investment Option allocation instructions you last provided until you revise them. Your registered representative can help you determine if your current Investment Option allocation continues to meet your needs and can provide you with information that may assist you in selecting and allocating among the Investment Options.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE